Exhibit 99.1
Exterran Holdings and Exterran Partners Report
Fourth Quarter and Full Year 2010 Results

HOUSTON, February 24, 2011 – Exterran Holdings, Inc. (NYSE: EXH) and Exterran Partners, L.P. (NASDAQ: EXLP) today reported financial results for the fourth quarter and full year 2010.

Exterran Holdings, Inc. Financial Results

Exterran Holdings reported a net loss attributable to Exterran stockholders for the fourth quarter 2010 of $118.0 million, or $1.90 per diluted share, compared to net loss attributable to Exterran stockholders for the third quarter 2010 of $18.0 million, or $0.29 per diluted share, and net income attributable to Exterran stockholders for the fourth quarter 2009 of $22.6 million, or $0.37 per diluted share.

Net loss from continuing operations attributable to Exterran stockholders for the fourth quarter 2010 was $32.0 million, or $0.51 per diluted share, excluding non-cash pretax charges that totaled $142.5 million, including a $142.2 million impairment charge related primarily to idle compressor units that were previously part of our North America contract operations business.  The impairment charge did not impact our cash flows, liquidity position, or compliance with debt covenants.  Net loss from continuing operations attributable to Exterran stockholders, excluding charges, was $15.2 million, or $0.25 per diluted share, for the third quarter 2010 and $16.9 million, or $0.27 per diluted share, for the fourth quarter 2009.

Revenue was $615.8 million for the fourth quarter 2010, compared to $625.6 million for the third quarter 2010 and $654.7 million for the fourth quarter 2009.  EBITDA, as adjusted (as defined below), was $103.8 million for the fourth quarter 2010, compared to $109.7 million for the third quarter 2010 and $139.6 million for the fourth quarter 2009.

Ernie L. Danner, Exterran Holdings’ President and Chief Executive Officer, said, “Fourth quarter highlights included a modest improvement in the operating performance of our North America contract operations business and the generation of significant cash flow and further reduction of our debt balances.  We are cautiously optimistic about a continuing gradual improvement in the demand for our oil and gas production-related products and services in 2011 in North America, where relatively low natural gas prices have resulted in a shift in our growth activities to areas with a natural gas liquids component.  Internationally, overall inquiry levels are solid although we have not yet seen a return to the higher level of bookings for contract operations and fabrication projects that we have experienced historically and expect in the future.  Overall for 2011, our goal is to achieve an increase of 5% or more over 2010 levels in both revenue and EBITDA, as adjusted, as we pursue growth opportunities primarily associated with North America shale plays and international energy infrastructure development.

We own a majority interest of Exterran Partners including the general partner interest, and over time we intend to offer the remainder of Exterran Holdings’ U.S. contract operations business to Exterran Partners.  In 2011, we expect to use the proceeds from these transactions and operating cash flow to fund investments in growth projects and fleet assets and expect that cash flow in excess of our needs will allow us to reduce Exterran Holdings’ debt balances (exclusive of Exterran Partners’ debt) by $250 million to $300 million during the year.”

Exterran Partners, L.P. Financial Results
Exterran Partners reported revenue of $68.4 million for the fourth quarter 2010, compared to $62.7 million for the third quarter 2010 and $47.1 million for the fourth quarter 2009.  Net loss was $23.5 million for the fourth quarter 2010, or $0.73 per diluted limited partner unit, compared to net income of $0.1 million, or a loss of $0.01 per diluted limited partner unit, for the third quarter 2010, and net income of $3.3 million, or $0.13 per diluted limited partner unit, for the fourth quarter 2009.

Net income for the fourth quarter 2010 was $1.2 million, or $0.02 per diluted limited partner unit, excluding a $24.7 million non-cash fleet impairment charge.  The impairment charge did not impact Exterran Partners’ cash flows, liquidity position, or compliance with debt covenants.

Exterran Partners’ EBITDA, as further adjusted (as defined below), totaled $31.4 million for the fourth quarter 2010, compared to $28.0 million for the third quarter 2010 and $21.6 million for the fourth quarter 2009.  Distributable cash flow (as defined below) totaled $20.4 million for the fourth quarter 2010, compared to $19.3 million for the third quarter 2010 and $13.2 million for the fourth quarter 2009.

“Fourth quarter performance benefitted from increased operating horsepower during the quarter as a result of increased demand for contract operations services and a full quarter contribution from the August 2010 acquisition of assets representing an additional 255,000 horsepower of compression capacity from Exterran Holdings,” commented Mr. Danner, Chairman, President and Chief Executive Officer of Exterran Partners’ managing general partner.  “We are committed to our growth strategies and continuing to increase distributions to unitholders over time.”

For the fourth quarter of 2010, Exterran Partners’ quarterly cash distribution was $0.4725 per limited partner unit, or $1.89 per limited partner unit on an annualized basis. The fourth quarter 2010 distribution was $0.005 higher than the third quarter 2010 distribution of $0.4675 per limited partner unit and $0.01 higher than the fourth quarter 2009 distribution of $0.4625 per limited partner unit.

The cash distribution received by Exterran Holdings based upon its common unit ownership and general partner interest in Exterran Partners was approximately $9.5 million for the fourth quarter 2010.

Conference Call Details
Exterran Holdings, Inc. (NYSE: EXH) and Exterran Partners, L.P. (NASDAQ: EXLP) announce the following schedule and teleconference information for their fourth quarter 2010 earnings release:

•
Teleconference: Thursday, February 24, 2011 at 11:00 a.m. Eastern Time, 10:00 a.m. Central Time.  To access the call, United States and Canadian participants should dial 800-446-1671.  International participants should dial 847-413-3362 at least 10 minutes before the scheduled start time.  Please reference Exterran conference call number 29103326.

•	Live Webcast: The webcast will be available in listen-only mode via the companies’ website: www.exterran.com.

•
Webcast Replay: For those unable to participate, a replay will be available from 2:00 p.m. Eastern Time on Thursday, February 24, 2011, until 2:00 p.m. Eastern Time on Thursday, March 3, 2011. To listen to the replay, please dial 888-843-7419 in the United States and Canada, or 630-652-3042 internationally, and enter access code 29103326.

*****
With respect to Exterran Holdings, EBITDA, as adjusted, a non-GAAP measure, is defined as net income (loss) plus income (loss) from discontinued operations (net of tax), cumulative effect of accounting changes (net of tax), income taxes, interest expense (including debt extinguishment costs and gain or loss on termination of interest rate swaps), depreciation and amortization expense, impairment charges, merger and integration expenses, restructuring charges and other charges.

With respect to Exterran Partners, EBITDA, as further adjusted, a non-GAAP measure, is defined as net income (loss) plus income taxes, interest expense (including debt extinguishment costs and gain or loss on termination of interest rate swaps), depreciation and amortization expense, impairment charges, other charges, and non-cash selling, general and administrative (“SG&A”) costs and any amounts by which cost of sales and SG&A costs are reduced as a result of caps on these costs contained in the omnibus agreement to which Exterran Holdings and Exterran Partners are parties (the “Omnibus Agreement”), which amounts are treated as capital contributions from Exterran Holdings for accounting purposes.

With respect to Exterran Partners, distributable cash flow, a non-GAAP measure, is defined as net income (loss) plus depreciation and amortization expense, impairment charges, non-cash SG&A costs, interest expense and any amounts by which cost of sales and SG&A costs are reduced as a result of caps on these costs contained in the Omnibus Agreement, which amounts are treated as capital contributions from Exterran Holdings for accounting purposes, less cash interest expense (excluding amortization of deferred financing fees and costs incurred to early terminate interest rate swaps) and maintenance capital expenditures, and excluding gains/losses on asset sales and other charges.

With respect to Exterran Holdings, Gross Margin, a non-GAAP measure, is defined as total revenue less cost of sales (excluding depreciation and amortization expense).

With respect to Exterran Partners, Gross Margin, as adjusted, a non-GAAP measure, is defined as total revenue less cost of sales (excluding depreciation and amortization expense) plus any amounts by which cost of sales are reduced as a result of caps on these costs contained in the Omnibus Agreement, which amounts are treated as capital contributions from Exterran Holdings for accounting purposes.

About Exterran Holdings and Exterran Partners
Exterran Holdings, Inc. is a global market leader in full service natural gas compression and a premier provider of operations, maintenance, service and equipment for oil and gas production, processing and transportation applications.  Exterran Holdings serves customers across the energy spectrum—from producers to transporters to processors to storage owners.  Headquartered in Houston, Texas, Exterran has over 10,000 employees and operates in approximately 30 countries.

Exterran Partners, L.P. provides natural gas contract operations services to customers throughout the United States.  Exterran Holdings indirectly owns a majority interest in Exterran Partners.

For more information, visit www.exterran.com.

Forward-Looking Statements
All statements in this release (and oral statements made regarding the subjects of this release) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of Exterran Holdings and Exterran Partners (the “Companies”), which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to: the Companies’ operational and financial strategies and ability to successfully effect those strategies; the Companies’ expected future capital expenditures; the Companies’ expectations regarding future economic and market conditions; the Companies’ financial and operational outlook, including projections regarding revenue, EBITDA, as adjusted, debt reduction and cash flow, and ability to fulfill that outlook; Exterran Holdings’ intention to continue to offer the balance of its U.S. contract operations business to Exterran Partners; and Exterran Partners’ commitment to growing and increasing distributions.

While the Companies believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their business.  Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: local, regional, national and international economic conditions and the impact they may have on the Companies and their customers; changes in tax laws that impact master limited partnerships; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil and natural gas and the impact on the price of oil and natural gas; Exterran Holdings’ ability to timely and cost-effectively execute larger projects; changes in political or economic conditions in key operating markets, including international markets; changes in safety, health, environmental and other regulations; and, as to each of the Companies, the performance of the other entity.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Exterran Holdings’ Annual Report on Form 10-K for the year ended December 31, 2009, Exterran Partners’ Annual Report on Form 10-K for the year ended December 31, 2009, and those set forth from time to time in the Companies’ filings with the Securities and Exchange Commission, which are currently available at www.exterran.com.  Except as required by law, the Companies expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

Exterran Contact Information:
Investors: David Oatman (281) 836-7035
Media: Susan Nelson (281) 836-7297

SOURCE: Exterran Holdings, Inc. and Exterran Partners, L.P.

EXTERRAN HOLDINGS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2010	2010	2009	2010	2009
Revenues:
North America contract operations	$151,383	$152,007	$154,900	$608,065	$695,315
International contract operations	112,438	111,879	109,448	465,144	391,995
Aftermarket services	86,063	82,348	79,312	322,097	308,873
Fabrication	265,896	279,389	311,055	1,066,227	1,319,418
	615,780	625,623	654,715	2,461,533	2,715,601

Costs and Expenses:
Cost of sales (excluding depreciation and amortization expense):
North America contract operations	76,219	78,281	66,033	300,686	298,714
International contract operations	44,693	46,936	40,701	175,357	149,253
Aftermarket services	75,688	73,717	64,994	276,307	245,886
Fabrication	229,735	231,716	265,855	904,722	1,106,166
Selling, general and administrative	91,809	88,229	84,529	358,255	337,620
Depreciation and amortization	105,012	98,503	97,028	401,478	352,785
Long-lived asset impairment	142,205	2,246	4,704	146,903	96,988
Restructuring charges	-	-	1,933	-	14,329
Goodwill impairment	-	-	-	-	150,778
Interest expense	37,557	33,050	33,577	136,149	122,845
Equity in (income) loss of non-consolidated affiliates	261	-	(1,541)	609	91,154
Other (income) expense, net	(6,154)	(2,941)	(27,797)	(13,763)	(53,360)
	797,025	649,737	630,016	2,686,703	2,913,158
Income (loss) before income taxes	(181,245)	(24,114)	24,699	(225,170)	(197,557)
Provision for (benefit from) income taxes	(55,708)	(7,083)	50,190	(66,606)	51,667
Loss from continuing operations	(125,537)	(17,031)	(25,491)	(158,564)	(249,224)
Income (loss) from discontinued operations, net of tax	(2,734)	(1,325)	49,112	45,323	(296,239)
Net income (loss)	(128,271)	(18,356)	23,621	(113,241)	(545,463)
Less: net (income) loss attributable to the noncontrolling interest	10,243	371	(1,036)	11,416	(3,944)
Net income (loss) attributable to Exterran stockholders	$(118,028)	$(17,985)	$22,585	$(101,825)	$(549,407)

Basic income (loss) per common share
Loss from continuing operations attributable to Exterran stockholders	$(1.85)	$(0.27)	$(0.43)	$(2.37)	$(4.12)
Income (loss) from discontinued operations attributable to Exterran stockholders	(0.05)	(0.02)	0.80	0.73	(4.83)
Net income (loss) attributable to Exterran stockholders	$(1.90)	$(0.29)	$0.37	$(1.64)	$(8.95)
Diluted income (loss) per common share
Loss from continuing operations attributable to Exterran stockholders	$(1.85)	$(0.27)	$(0.43)	$(2.37)	$(4.12)
Income (loss) from discontinued operations attributable to Exterran stockholders	(0.05)	(0.02)	0.80	0.73	(4.83)
Net income (loss) attributable to Exterran stockholders	$(1.90)	$(0.29)	$0.37	$(1.64)	$(8.95)
Weighted average common and equivalent shares outstanding:
Basic	62,164	62,111	61,651	61,995	61,406
Diluted	62,164	62,111	61,651	61,995	61,406

Income (loss) attributable to Exterran stockholders:
Loss from continuing operations	$(115,294)	$(16,660)	$(26,527)	$(147,148)	$(253,168)
Income (loss) from discontinued operations, net of tax	(2,734)	(1,325)	49,112	45,323	(296,239)
Net income (loss) attributable to Exterran stockholders	$(118,028)	$(17,985)	$22,585	$(101,825)	$(549,407)

EXTERRAN HOLDINGS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except percentages)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2010	2010	2009	2010	2009
Revenues:
North America contract operations	$151,383	$152,007	$154,900	$608,065	$695,315
International contract operations	112,438	111,879	109,448	465,144	391,995
Aftermarket services	86,063	82,348	79,312	322,097	308,873
Fabrication	265,896	279,389	311,055	1,066,227	1,319,418
Total	$615,780	$625,623	$654,715	$2,461,533	$2,715,601

Gross Margin (1):
North America contract operations	$75,164	$73,726	$88,867	$307,379	$396,601
International contract operations	67,745	64,943	68,747	289,787	242,742
Aftermarket services	10,375	8,631	14,318	45,790	62,987
Fabrication	36,161	47,673	45,200	161,505	213,252
Total	$189,445	$194,973	$217,132	$804,461	$915,582

Selling, General and Administrative	$91,809	$88,229	$84,529	$358,255	$337,620
% of Revenues	15%	14%	13%	15%	12%

EBITDA, as adjusted (1)	$103,790	$109,685	$139,594	$455,106	$615,955
% of Revenues	17%	18%	21%	18%	23%

Capital Expenditures	$67,528	$59,063	$65,341	$235,990	$368,901
Less: Proceeds from Sale of PP&E	(5,695)	(7,096)	(51,587)	(31,195)	(69,097)
Net Capital Expenditures	$61,833	$51,967	$13,754	$204,795	$299,804

Gross Margin Percentage:
North America contract operations	50%	49%	57%	51%	57%
International contract operations	60%	58%	63%	62%	62%
Aftermarket services	12%	10%	18%	14%	20%
Fabrication	14%	17%	15%	15%	16%
Total	31%	31%	33%	33%	34%

Total Available Horsepower (at period end):
North America contract operations	3,701	4,272	4,321	3,701	4,321
International contract operations	1,200	1,281	1,234	1,200	1,234
Total	4,901	5,553	5,555	4,901	5,555

Total Operating Horsepower (at period end):
North America contract operations	2,837	2,827	2,867	2,837	2,867
International contract operations	981	1,020	1,032	981	1,032
Total	3,818	3,847	3,899	3,818	3,899

Total Operating Horsepower (average):
North America contract operations	2,826	2,822	2,920	2,832	3,143
International contract operations	1,007	1,032	1,022	1,024	1,033
Total	3,833	3,854	3,942	3,856	4,176

Horsepower Utilization (at period end):
North America contract operations	77%	66%	66%	77%	66%
International contract operations	82%	80%	84%	82%	84%
Total	78%	69%	70%	78%	70%

Fabrication Backlog:
Compression & accessory fabrication	$220,254	$229,483	$296,850	$220,254	$296,850
Production & processing equipment fabrication	483,275	461,433	515,607	483,275	515,607
Total	$703,529	$690,916	$812,457	$703,529	$812,457

Debt to Capitalization:
Debt	$1,897,147	$1,971,309	$2,260,936	$1,897,147	$2,260,936
Exterran stockholders' Equity	1,609,448	1,713,583	1,639,997	1,609,448	1,639,997
Capitalization	$3,506,595	$3,684,892	$3,900,933	$3,506,595	$3,900,933
Total	54.1%	53.5%	58.0%	54.1%	58.0%

(1) Management believes disclosure of EBITDA, as adjusted, and Gross Margin, both non-GAAP measures, provides useful information to investors because, when viewed with our GAAP results and accompanying reconciliations, they provide a more complete understanding of our performance than GAAP results alone.  Management uses EBITDA, as adjusted, and Gross Margin as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, EBITDA, as adjusted, is used by management as a valuation measure.

EXTERRAN HOLDINGS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except per share amounts)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2010	2010	2009	2010	2009

Reconciliation of GAAP to Non-GAAP Financial Information:

Net income (loss)	$(128,271)	$(18,356)	$23,621	$(113,241)	$(545,463)
Income (loss) from discontinued operations, net of tax	(2,734)	(1,325)	49,112	45,323	(296,239)
Loss from continuing operations	(125,537)	(17,031)	(25,491)	(158,564)	(249,224)
Depreciation and amortization	105,012	98,503	97,028	401,478	352,785
Long-lived asset impairment	142,205	2,246	4,704	146,903	96,988
Restructuring charges	-	-	1,933	-	14,329
Investment in non-consolidated affiliates (income) impairment	261	-	(1,541)	609	96,593
Goodwill impairment	-	-	-	-	150,778
Interest expense	37,557	33,050	33,577	136,149	122,845
Gain on sale of our investment in the subsidiary that owns the barge mounted processing
plant and other related assets used on the Cawthorne Channel Project	-	-	(20,806)	(4,863)	(20,806)
Provision for (benefit from) income taxes	(55,708)	(7,083)	50,190	(66,606)	51,667
EBITDA, as adjusted (1)	103,790	109,685	139,594	455,106	615,955
Selling, general and administrative	91,809	88,229	84,529	358,255	337,620
Equity in (income) loss of non-consolidated affiliates	261	-	(1,541)	609	91,154
Investment in non-consolidated affiliates income (impairment)	(261)	-	1,541	(609)	(96,593)
Gain on sale of our investment in the subsidiary that owns the barge mounted processing
plant and other related assets used on the Cawthorne Channel Project	-	-	20,806	4,863	20,806
Other (income) expense, net	(6,154)	(2,941)	(27,797)	(13,763)	(53,360)
Gross Margin (1)	$189,445	$194,973	$217,132	$804,461	$915,582

Net income (loss) attributable to Exterran stockholders	$(118,028)	$(17,985)	$22,585	$(101,825)	$(549,407)
(Income) loss from discontinued operations	2,734	1,325	(49,112)	(45,323)	296,239
Charges, after-tax:
Long-lived asset impairment (including the impact on minority interest)	83,080	1,415	2,975	85,940	57,586
Restructuring charges	-	-	1,276	-	13,153
Investment in non-consolidated affiliates (income) impairment	261	-	(1,541)	609	88,193
Goodwill impairment	-	-	-	-	150,778
Gain on sale of our investment in the subsidiary that owns the barge mounted processing
plant and other related assets used on the Cawthorne Channel Project	-	-	(12,067)	(8,807)	(12,067)
Tax provision related to legal entity restructuring and foreign tax assessment for prior period	-	-	18,959	-	18,959
Net income (loss) from continuing operations attributable to Exterran stockholders, excluding charges	$(31,953)	$(15,245)	$(16,925)	$(69,406)	$63,434

Diluted loss from continuing operations attributable to Exterran stockholders	$(1.85)	$(0.27)	$(0.43)	$(2.37)	$(4.12)
Adjustment for charges, after-tax, per common share	1.34	0.02	0.16	1.25	5.14
Diluted net income (loss) from continuing operations attributable to Exterran
stockholders per common share, excluding charges (1)	$(0.51)	$(0.25)	$(0.27)	$(1.12)	$1.02

(1) Management believes disclosure of EBITDA, as adjusted, diluted net income (loss) from continuing operations attributable to Exterran stockholders per common share, excluding charges, and Gross Margin, non-GAAP measures, provides useful information to investors because, when viewed with our GAAP results and accompanying reconciliations, they provide a more complete understanding of our performance than GAAP results alone.  Management uses EBITDA, as adjusted, diluted net income (loss) from continuing operations attributable to Exterran stockholders per common share, excluding charges, and Gross Margin as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, EBITDA, as adjusted, is used by management as a valuation measure.

EXTERRAN PARTNERS, L.P.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per unit amounts)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2010	2010	2009	2010	2009

Revenue	$68,415	$62,721	$47,102	$237,636	$181,729

Costs and expenses:
Cost of sales (excluding depreciation and amortization)	35,446	33,819	21,320	124,242	83,480
Depreciation and amortization	15,180	13,697	10,398	52,518	36,452
Long-lived asset impairment	24,652	93	156	24,976	3,151
Selling, general and administrative	10,112	8,504	7,713	34,830	24,226
Interest expense	6,601	6,020	5,640	24,037	20,303
Other (income) expense, net	(241)	333	(1,559)	(314)	(1,208)
Total costs and expenses	91,750	62,466	43,668	260,289	166,404
Income (loss) before income taxes	(23,335)	255	3,434	(22,653)	15,325
Income tax expense	162	172	117	680	541
Net income (loss)	$(23,497)	$83	$3,317	$(23,333)	$14,784

General partner interest in net income (loss)	$49	$420	$377	$1,091	$1,354

Limited partner interest in net income (loss)	$(23,546)	$(337)	$2,940	$(24,424)	$13,430

Weighted average limited partners' units outstanding:
Basic	32,091	28,434	21,798	27,091	19,786

Diluted	32,091	28,434	21,830	27,091	19,802

Earnings (loss) per limited partner unit:
Basic	$(0.73)	$(0.01)	$0.13	$(0.90)	$0.68

Diluted	$(0.73)	$(0.01)	$0.13	$(0.90)	$0.68

EXTERRAN PARTNERS, L.P.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except per unit amounts and percentages)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2010	2010	2009	2010	2009

Revenue	$68,415	$ 62,721	$ 47,102	$ 237,636	$ 181,729

Gross Margin, as adjusted (1)	$38,786	$ 35,980	$ 26,938	$ 134,798	$ 105,495

EBITDA, as further adjusted (1)	$31,427	$ 28,047	$ 21,592	$ 104,807	$ 83,840
% of Revenue	46%	45%	46%	44%	46%

Capital Expenditures	$6,535	$ 4,037	$ 3,199	$ 28,113	$ 17,893
Less: Proceeds from Sale of Compression Equipment	(547)	(30)	(4,457)	(1,370)	(4,457)
Net Capital Expenditures	$5,988	$ 4,007	$ (1,258)	$ 26,743	$ 13,436

Gross Margin percentage, as adjusted	57%	57%	57%	57%	58%

Distributable cash flow (2)	$20,372	$ 19,272	$ 13,207	$ 66,831	$ 49,809

Distributions per Limited Partner Unit	$0.4725	$ 0.4675	$ 0.4625	$ 1.87	$ 1.85
Distribution to All Unitholders, including Incentive Distributions	$ 16,003	$ 15,732	$ 11,580	$ 54,913	$ 39,404
Distributable Cash Flow Coverage	1.27x	1.23x	1.14x	1.22x	1.26x

	December 31,	September 30,	December 31,	December 31,	December 31,
	2010	2010	2009	2010	2009

Debt	$449,000	$ 435,500	$ 432,500	$ 449,000	$ 432,500
Total Partners' Capital	$350,737	$ 375,941	$ 258,308	$ 350,737	$ 258,308
Total Debt to Capitalization	56%	54%	63%	56%	63%
EBITDA, as further adjusted (1) to Interest Expense	4.8x	4.7x	3.8x	4.4x	4.1x

(1) Management believes disclosure of EBITDA, as further adjusted, and Gross Margin, as adjusted, both non-GAAP measures, provides useful information to investors because, when viewed with our GAAP results and accompanying reconciliations, they provide a more complete understanding of our performance than GAAP results alone.  Management uses EBITDA, as further adjusted, and Gross Margin, as adjusted, as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, EBITDA, as further adjusted, is used by management as a valuation measure.

(2) Distributable cash flow, a non-GAAP measure, is a significant liquidity metric used by management to compare basic cash flows generated by us to the cash distributions we expect to pay our partners. Using this metric, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions.

EXTERRAN PARTNERS, L.P.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except per unit amounts)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2010	2010	2009	2010	2009

Reconciliation of GAAP to Non-GAAP Financial Information:

Net income (loss)	$ (23,497)	$ 83	$ 3,317	$(23,333)	$ 14,784
Income tax expense	162	172	117	680	541
Depreciation and amortization	15,180	13,697	10,398	52,518	36,452
Long-lived asset impairment	24,652	93	156	24,976	3,151
Cap on operating and selling, general and administrative
costs provided by Exterran Holdings ("EXH")	7,780	7,770	1,708	24,720	7,798
Non-cash selling, general and administrative costs	549	212	256	1,209	811
Interest expense, net of interest income	6,601	6,020	5,640	24,037	20,303
EBITDA, as further adjusted (1)	31,427	28,047	21,592	104,807	83,840
Cash selling, general and administrative costs	9,563	8,292	7,457	33,621	23,415
Less: cap on selling, general and administrative costs provided by EXH	(1,963)	(692)	(552)	(3,316)	(552)
Less: other (income) expense, net	(241)	333	(1,559)	(314)	(1,208)
Gross Margin, as adjusted (1)	38,786	35,980	26,938	134,798	105,495
Other income, (expense), net	241	(333)	1,559	314	1,208
Expensed acquisition costs (in Other (income) expense, net)	-	356	452	356	803
Less: Gain on sale of compression equipment (in Other (income) expense, net)	(242)	(8)	(2,011)	(667)	(2,011)
Less: Cash interest expense	(4,469)	(5,747)	(5,420)	(21,087)	(19,697)
Less: Cash selling, general and administrative, as adjusted for
cost caps provided by EXH	(7,600)	(7,600)	(6,905)	(30,305)	(22,863)
Less: Income tax expense	(162)	(172)	(117)	(680)	(541)
Less: Maintenance capital expenditures	(6,182)	(3,204)	(1,289)	(15,898)	(12,585)
Distributable cash flow (2)	$ 20,372	$ 19,272	$ 13,207	$66,831	$ 49,809

Cash flows from operating activities	$ 6,585	$ 11,075	$ 5,759	$43,682	$ 55,936
Provision for doubtful accounts	(700)	(560)	(401)	(1,292)	(627)
Cap on operating and selling, general and administrative costs provided by EXH	7,780	7,770	1,708	24,720	7,798
Expensed acquisition costs	-	356	452	356	803
Maintenance capital expenditures	(6,182)	(3,204)	(1,289)	(15,898)	(12,585)
Change in assets and liabilities	12,889	3,835	6,978	15,263	(1,516)
Distributable cash flow (2)	$ 20,372	$ 19,272	$ 13,207	$66,831	$ 49,809

Net income (loss)	$ (23,497)	$ 83	$ 3,317	$(23,333)	$ 14,784
Long-lived asset impairment	24,652	93	156	24,976	3,151
Net income, excluding charge	$ 1,155	$ 176	$ 3,473	$1,643	$ 17,935

Diluted earnings (loss) per limited partner unit	$ (0.73)	$ (0.01)	$ 0.13	$(0.90)	$ 0.68
Adjustment for charge per limited partner unit	0.75	-	0.01	0.90	0.15
Diluted earnings (loss) per limited partner unit, excluding charge (1)	$ 0.02	$ (0.01)	$ 0.14	0.00	$ 0.83

(1) Management believes disclosure of EBITDA, as further adjusted, diluted earnings (loss) per limited partner unit, excluding charge, and Gross Margin, as adjusted, non-GAAP measures, provides useful information to investors because, when viewed with our GAAP results and accompanying reconciliations, they provide a more complete understanding of our performance than GAAP results alone.  Management uses EBITDA, as further adjusted, diluted earnings (loss) per limited partner unit, excluding charge, and Gross Margin, as adjusted, as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, EBITDA, as further adjusted, is used by management as a valuation measure.

(2) Distributable cash flow, a non-GAAP measure, is a significant liquidity metric used by management to compare basic cash flows generated by us to the cash distributions we expect to pay our partners. Using this metric, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions.

EXTERRAN PARTNERS, L.P.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except percentages)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2010	2010	2009	2010	2009

Total Available Horsepower (at period end) (1)	1,572	1,655	1,304	1,572	1,304

Total Operating Horsepower (at period end) (1)	1,384	1,362	1,050	1,384	1,050

Average Operating Horsepower	1,364	1,208	908	1,179	878

Horsepower Utilization:
Spot (at period end)	88%	82%	81%	88%	81%
Average	82%	81%	79%	81%	82%

Combined U.S. Contract Operations Horsepower of Exterran Holdings
and Exterran Partners covered by contracts converted to service
agreements (at period end)	1,944	1,894	1,764	1,944	1,764

Available Horsepower:

Total Available U.S. Contract Operations Horsepower of Exterran Holdings
and Exterran Partners (at period end)	3,607	4,167	4,213	3,607	4,213

% of U.S. Contract Operations Available Horsepower of Exterran
Holdings and Exterran Partners covered by contracts converted
to service agreements (at period end)	54%	45%	42%	54%	42%

Operating Horsepower:

Total Operating U.S. Contract Operations Horsepower of Exterran Holdings
and Exterran Partners (at period end)	2,779	2,773	2,813	2,779	2,813

% of U.S. Contract Operations Operating Horsepower of Exterran
Holdings and Exterran Partners covered by contracts converted
to service agreements (at period end)	70%	68%	63%	70%	63%

(1) Includes compressor units leased from Exterran Holdings with an aggregate horsepower (in thousands) of 278, 242 and 145 at December 31, 2010, September 30, 2010 and December 31, 2009, respectively. Excludes compressor units leased to Exterran Holdings with an aggregate horsepower (in thousands) of 18, 18 and 15 at December 31, 2010, September 30, 2010 and December 31, 2009, respectively.